UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2017 (September 26, 2017)

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-644 (Commission File Number)	13-1815595 (IRS Employer Identification No.)

300 Park Avenue, New York, NY (Address of Principal Executive Offices)		10022 (Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Principal Accounting Officer.

At its meeting on September 26, 2017, the Board of Directors of Colgate-Palmolive Company (the “Company”) elected Henning I. Jakobsen, currently Vice President and General Manager for the Company’s Nordic Hub, as Vice President and Corporate Controller of the Company, effective October 1, 2017. Victoria Dolan, who has served as the Company’s Corporate Controller since February 2011, will continue as the Chief Transformation Officer of the Company.

Mr. Jakobsen, 57, joined the Company in 1989 and held key financial and operating roles at the subsidiary and division levels, including Vice President, Finance for the Company’s U.S. operations, before leaving the Company in 2006 to become Chief Financial Officer of Chr. Hansen, a Denmark-based multinational bioscience organization.  Mr. Jakobsen rejoined the Company in 2011 to lead the Finance and Strategic Planning function of its European Division.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Change in Recordkeeper for Savings and Investment Plans.

On September 27, 2017, the Company received notice from the administrator of the Colgate-Palmolive Company Employees Savings and Investment Plan (the “S&I Plan”) stating that the S&I Plan is changing its recordkeeper from one outside vendor to another and, as a result, there will be a limited time period during which participants in the S&I Plan will be unable to direct or diversify investments in their S&I Plan accounts, or obtain a loan, withdrawal or distribution from the S&I Plan (the “S&I Plan Blackout Period”). The S&I Plan Blackout Period will begin at 3 p.m. Eastern Time on October 30, 2017, and is expected to end at 8 a.m. Eastern Time on November 6, 2017. The S&I Plan Blackout Period applies to all investments in the S&I Plan, including investments in Company common stock. Similar blackout restrictions will apply to participants in the Colgate-Palmolive Puerto Rico Savings and Investment Plan.

On September 28, 2017, the Company notified its directors and executive officers of the S&I Plan Blackout Period and the additional restrictions on trading in Company common stock that apply to them during the S&I Plan Blackout Period pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended.

During the S&I Plan Blackout Period and for a period of two years thereafter, participants in the S&I Plan, security holders and other interested persons may obtain, without charge, information regarding the S&I Plan Blackout Period, including confirmation of the actual beginning and ending dates of the S&I Plan Blackout Period, by contacting Kristine Hutchinson, Assistant General Counsel – Corporate, at Colgate-Palmolive Company, 300 Park Avenue, New York, NY, 10022 or (212) 310-2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: September 28, 2017	By:	/s/ Jennifer M. Daniels
	Name:	Jennifer M. Daniels
	Title:	Chief Legal Officer and Secretary